SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 March 24, 2006
                        (Date of earliest event reported)



                         Commission file number: 014754


                        ELECTRIC AND GAS TECHNOLOGY, INC.
        (Exact name of small business issuer as specified in its charter)


             TEXAS                                                75-2059193
(State or other jurisdiction of                                 (IRS Employer
 incorporation or organization)                              Identification No.)

                     3233 W. Kingsley, Garland, Texas 75041
                    (Address of principal executive offices)

                                 (972) 840-3223
                           (Issuer's telephone number)

                                 NOT APPLICABLE
         (Former name, former address and former fiscal year, if changed since last report)

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES


On March 24, 2006, the Company issued one hundred ninety two thousand three hundred seven (192,307) shares of Common Stock at a price of $0.65 per share as full satisfaction of a bridge loan. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

None



                                                 Electric & Gas Technology, Inc.
                                                 (Registrant)

Date:  March 24, 2006                            By: /s/ George M. Johnston
                                                   -----------------------------
                                                   George M. Johnston
                                                   Vice President &
                                                   Chief Financial Officer